REGISTRATION RIGHTS AGREEMENT

          AGREEMENT dated as of December 9, 1994, by and among RANDOLPH W. LENZ ("Lenz"), DAVID J. LANGEVIN ("Langevin"), MARVIN B. ROSENBERG ("Rosenberg"; Lenz, Langevin and Rosenberg, collectively, the "Holders"), and TEREX CORPORATION, a Delaware corporation (the "Company").

          WHEREAS, pursuant to an agreement (the "Termination Agreement") between KCS Industries, L.P., a Connecticut limited partnership, and the Company dated January 1, 1994, as amended October 17, 1994, the Company agreed to issue 38,800 shares of its Series B Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), and Warrants (the "Warrants") to purchase 15,700 shares of the common stock of the Company, par value $.01 per share (the "Common Stock") to Lenz, and 25,500 shares of Preferred Stock and Warrants to purchase 45,625 shares of Common Stock to each of Langevin and Rosenberg; and

          WHEREAS, pursuant to the Termination Agreement, the Company agreed that the Holders would be granted appropriate and standard registration rights for registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Preferred Stock and Warrants to be issued to the Holders and the shares of Common Stock for which the Preferred Stock is convertible and the Warrants are exercisable (the Preferred Stock, Warrants and Common Stock for which they are convertible or exercisable, collectively, the "Registrable Securities").

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.   Certain Definitions.

               As used in this Agreement, the following terms shall have the following meanings:

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               "Filing Notice" shall have the meaning set forth in Section 3.1 hereof.

               "Mandatory Registration Rights" shall mean the rights of the Holders to have a registration statement filed by the Company with respect to the Registrable Securities held by them in accordance with the provisions of
Section 2 hereof.

               "Piggyback Registration Rights" shall mean the rights of the Holders to have their Registrable Securities included in any registration statement filed by the Company with respect to the sale of Securities by the Company or by any other securityholders of the Company in accordance with the provisions of Section 3 hereof.

               "Registration Period" shall mean the period commencing on the date hereof and ending at such time as the Holders do not own any Registrable Securities.

               "SEC" shall mean the Securities and Exchange Commission.

               "Securities" shall mean the equity securities of the Company.

               "Selling Securityholders," when used with respect to a registration statement, shall mean the Holders and any of the other holders of Registrable Securities whose Registrable Securities are included in a registration statement pursuant to an exercise by the Holders and other securityholders of their registration rights.

               "Underwriter(s)" shall mean any one or more investment banking or brokerage firms to or through whom the Holders or the Company, as the case may be, may offer and sell Registrable Securities pursuant to a transaction requiring the filing of a registration statement under the Securities Act, including one or more of such firms who shall manage such public offering through such Underwriters and who are referred to herein as "Managing Underwriter(s)."

          2.   Mandatory Registration Rights.

                    2.1 In addition to, and not in lieu of, the Piggyback Registration Rights set forth under Section 3 hereof, the Company shall, during the Registration Period, when requested to do so in writing by the Holders (the "Request Date"), use its best efforts to prepare and file a registration statement (on the then appropriate form or, if more than one form is available, on the appropriate form selected by the Company) with the SEC under the Securities Act, providing for the offering of the Registrable Securities by the Holders and to use its best efforts to have such Registrable Securities qualified for sale under state securities or blue sky laws, subject to the provisions of this Section 2 and Sections 5 and 6 hereof. Further, the Company shall use its best efforts to have such registration statement declared effective by the SEC (within the meaning of the Securities Act) as soon as practicable thereafter, and shall take all necessary action (including, if required, the filing of any supplements or post-effective amendments to such registration statement) to keep such registration statement effective to permit the lawful sale of such Registrable Securities included thereunder for the period of one (1) year, subject, however, to the further terms and conditions set forth in Sections 2.5 through 5 hereof.

               2.2 The Company shall only be required to file one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) pursuant to the provisions of this Section 2.

               2.3 In the event that preparation of a registration statement is commenced by the Company pursuant to the provisions of this Section 2, but such registration statement is not filed with the SEC, either at the determination of the Company or at the request of the Holders, for any reason, the Company shall not be deemed to have satisfied its obligations pursuant to the Mandatory Registration Rights provided in this Section 2.

               2.4 The Company shall bear and pay all fees, costs and expenses incident to such registration statement and incident to keeping it effective and in compliance with all federal and state securities laws, rules, and regulations (including, without limitation, registration fees, blue sky qualification fees and expenses, exchange listing fees and expenses, legal fees, including reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Holders, printing costs and costs of any special audits or accounting fees), but excluding fees or disbursements of accountants or other advisors for the Holders and any underwriting discounts and commissions with respect to the Registrable Securities of the Holders and any ordinary overhead expenses of the Holders. The Selling Shareholders shall have the right to select the Underwriter and selling agents in connection with such registration, provided such Underwriter and selling agents are reasonably acceptable to the Company.

          3.  Piggyback Registration Rights.

               3.1 If, at any time during the Registration Period, the Company proposes to file a registration statement under the Securities Act with respect to any proposed public offering by the Company or by any holders of any class of Securities of the Company, the Company shall, not later than 30 days prior to the proposed date of filing of such registration statement with the SEC under the Securities Act, give written notice (a "Filing Notice") of the proposed filing to the Holders which notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended). During the Registration Period, the Holders may elect, by written notice to the Company (which notice shall specify the aggregate type and number of Registrable Securities proposed to be offered and sold by the Holders pursuant to such registration statement and a general description of the manner in which the Holders intend to offer and sell such Registrable Securities) given within 15 days after receipt of the Filing Notice from the Company, to have any or all of the Registrable Securities owned by it included in such registration statement, and the Company shall use its best efforts to include such Registrable Securities in such registration statement. If the Managing Underwriter(s) or Underwriters (in the case of an underwritten registration) should reasonably object to the exercise of the Piggyback Registration Rights with respect to such registration statement, then in the discretion of the Company, either:

               (i) the Registrable Securities of the Holders shall nevertheless be included in such registration statement subject to the condition that the Holders may not offer or sell their Registrable Securities included therein for a period of at least 90 days after the initial effective date of such registration statement, whereupon the Company shall be obligated to file one or more post-effective amendments to such registration statement to permit the lawful offer and sale of such Registrable Securities for a reasonable period thereafter; or

               (ii) if the Company should reasonably determine that the inclusion of such Registrable Securities, notwithstanding the provisions of the preceding clause (i), would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Securities of the Selling Securityholders, then (x) the number of Securities of the Selling Securityholders included in such registration statement, including the Holders, shall be reduced pro-rata among such Selling Securityholders (based upon the number of Securities requested to be included in the registration), if the Company recommends the inclusion of fewer Securities, or
(y) none of the Securities of the Selling Securityholders shall be included in such registration statement, if the Company recommends the inclusion of none of such Securities; provided, however, that if Securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Securities intended to be offered by holders of Securities than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

               3.2 Unless otherwise required by law, rule or regulation, if Registrable Securities owned by the Holders are included in such registration statement, the Company shall bear and pay all fees, costs, and expenses incident to such inclusion, including, without limitation, registration fees, blue sky qualification fees and expenses, exchange listing fees and expenses, legal fees, including reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Holders, but excluding fees or disbursements of accountants or other advisors for the Holders, printing costs and costs of any special audits or accounting fees and also excluding underwriting discounts and commissions with respect to the Registrable Securities of the Holders included therein and any ordinary overhead expenses of the Holders.

               3.3 The Holders shall have the right to exercise their Piggyback Registration Rights pursuant to the provisions of this Section 3 on any number of occasions that the Company shall determine to file a registration statement.

               3.4 The rights of the Holders under this Section 3 are solely piggyback in nature, and nothing in this Section 3 shall prevent the Company from reversing a decision to file a registration statement or from withdrawing any such registration statement before it has become effective.

               3.5  The Piggyback Registration Rights granted pursuant to this
Section 3 shall not apply to (a) a registration relating solely to employee stock option, purchase or other employee plans, (b) a registration related solely to a dividend reinvestment plan, or (c) a registration on Form S-4 or Form S-8.

          4. Information to be Furnished. In the event any of the Registrable Securities are to be included in a registration statement under
Section 2 or 3, the Holders and the Company shall take the following actions:

               4.1 The Holders will furnish to the Company all information required by the Securities Act to be furnished by sellers of securities for inclusion in the registration statement, together with all such other information which the Holders have or can reasonably obtain and which reasonably may be required by the Company in order to have such registration statement become effective and such Registrable Securities qualified for sale under applicable state securities laws.

               4.2 The Company, before filing a registration statement, amendment or supplement thereto, will furnish copies of such documents to legal counsel selected by the Holders. In addition, the Company will make available for inspection by the Holders, any Underwriter, attorney or other agent of the Holders or any Underwriter all information reasonably requested by such persons. All information provided to the Holders, any Underwriter or any attorney or agent of the Holders or any Underwriter shall be kept strictly confidential and secret by the Holders, such Underwriter or attorney or agent of the Holders or such Underwriter.

               4.3 The Company will promptly notify the Holders of the occurrence of any event which renders any prospectus then being circulated among prospective purchasers misleading because such prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, and the Company will amend the prospectus so that it does not contain any material misstatements or omissions and deliver the number of copies of such amendments to the Holders as the Holders may require.

               4.4 In the event that the Selling Securityholders shall select an Underwriter pursuant to Section 2.4 hereof, the Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

               4.5 The Company will furnish to the Holders and to each Underwriter, if any, a signed counterpart, addressed to the Holders or such Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders or the Managing Underwriter therefor may reasonably request.

               4.6 The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

               4.7 The Company will use its best efforts to cause all Common Stock for which the Preferred Stock may be converted or for which the Warrants may be exercised to be listed on each securities exchange on which the Common Stock of the Company is then listed.

          5. Conditions to Company's Obligations. The obligations of the Company to cause the Registrable Securities owned by the Holders to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

                    (a) The Company shall not be obligated to file any registration statement at any time if the Company would be required by the staff of the SEC or the rules issued under the Securities Act to include financial statements audited as of any date, or for any period ended, other than the end of its fiscal year.

                    (b) The Company shall be entitled to postpone for a reasonable period of time (but not in excess of 60 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2 hereof, if the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives the Holders written notice of such determination.

                    (c) The Company may require, as a condition to fulfilling its obligations to register the Registrable Securities under Sections 2 or 3 hereof, that the Holders execute reasonable and customary indemnification agreements for the benefit of the Underwriters of the registration; provided, however, that the Holders may not be required as such a condition to indemnify the Underwriters except with respect to information relating to the Holders either (i) furnished by the Holders for use in such registration statement or
(ii) contained in specific sections of the registration statement expressly set forth in the applicable indemnification provisions.

                    (d) The Company shall not be required to fulfill any registration obligations under this Agreement, if the Company provides the Holders with an opinion of counsel stating that the Holders are free to sell in the manner proposed by them the Registrable Securities that they desired to register without registering such Registrable Securities or such Registrable Securities can be freely transferred under Rule 144 of the Securities Act or otherwise without registration in the open market in compliance with the Securities Act.

          6. Registration Under State Securities Laws. The Company shall use its best efforts to register or qualify any Registrable Securities included in a registration statement pursuant to Section 2 or 3 hereof under state "blue sky" or similar securities laws in such jurisdictions as the Holders reasonably request and to take such other action as may be reasonably necessary to enable the Holders to sell their Registrable Securities in the jurisdictions where such registration or qualification was made, provided that the Company will not be required to qualify to do business in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any jurisdiction in which it has not executed such a consent.

          7.   Indemnification.

               7.1 The Company will indemnify and hold the Holders and their agents (including sales agents and Underwriters) harmless to the maximum extent permitted by law, from and against any loss, claim, liability, damage or expense (including attorneys' fees) resulting from a claim that any registration statement, prospectus, or amendment thereof or supplement thereto, which includes Registrable Securities to be sold by the Holders, contains a material misstatement or omission, unless such claim is based upon information relating to the Holders either (a) furnished in writing by or on behalf of the Holders for use in the registration statement or prospectus or (b) furnished or confirmed in writing by or on behalf of the Holders with the reasonable expectation that such information would be used in the preparation thereof; and the Holders will indemnify and hold harmless the Company, its officers, directors, shareholders and agents and each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) the Company against any loss, claim, liability, damage or expense (including attorneys' fees) resulting from any such claim relating to such information relating to the Holders either (a) furnished in writing by or on behalf of the Holders for use in the registration statement or prospectus or (b) furnished or confirmed in writing by or on behalf of the Holders with the reasonable expectation that such information would be used in the preparation thereof.

               7.2  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 or otherwise to the extent such omission did not materially prejudice the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice, which shall include its agreeing to indemnify the indemnified party regarding such claim, delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there exists a conflict of interest between the indemnifying party and any indemnified party or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to, and inconsistent or in conflict with, those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party pursuing the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No settlement of an action against any party under this Section 7 shall bind the other party unless such other party agrees in writing to the terms of such settlement (which agreement will not be unreasonably withheld).

               7.3 The obligation of the indemnifying party to indemnify the indemnified party under this Section 7 shall, in each case, be in addition to any liability which the indemnifying party may otherwise have hereunder or otherwise at law or in equity.

               7.4 If the indemnification provided for in this Section 7 from the indemnifying party is applicable in accordance with its terms but for any reason is held to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative faults of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding the provisions of this Section 7.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Holders shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Holders were offered to the public exceeds the amount of any damages which the Holders has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other person.

          8.   Miscellaneous.

               8.1 Amendments and Waivers. This Agreement may be modified or amended only by a writing signed by the Company and the Holders.

               8.2 No Waiver. No failure to exercise and no delay in exercising, on the Company's or the Holders's part of any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

               8.3 Survival of Agreements. All agreements, representations and warranties contained herein in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

               8.4 Applicability to Future Securities. For the purposes of this Agreement, the term "Registrable Securities" shall include (i) any and all Securities of the Company into which the Registrable Securities may be exchanged or converted, (ii) any and all Securities which are distributed by the Company to holders of Registrable Securities by reason of their ownership of Registrable Securities and (iii) any and all Securities received by the Holders by reason of their ownership of Registrable Securities pursuant to a recapitalization, reclassification, stock split, merger, consolidation or other business combination or other similar transaction involving the Company.

               8.5 Rule 144. The Company covenants that, for so long as it may otherwise be required to file reports under the Securities Act or the Exchange Act, it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Shareholder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by
(a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holders, the Company will deliver to the Holders a written statement as to whether it has complied with such requirements.

               8.6 Lock-Up. The Company agrees not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2 or 3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement where the Holders consents) or the commencement of a public distribution of Registrable Securities; provided, however, that the provisions of this paragraph shall not prevent the conversion or exchange of any securities pursuant to their terms, or the terms of any agreement or instrument pursuant to which such securities are issued, into or for other securities.

               8.7 Binding Effect and Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Holders and their respective successors and assigns.

               8.8 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

               8.9 Separability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               8.10 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

               8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single original instrument.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                    /s/ Randolph W. Lenz
                    Randolph W. Lenz



                    /s/ David J. Langevin
                    David J. Langevin



                    /s/ Marvin B. Rosenberg
                    Marvin B. Rosenberg



                         TEREX CORPORATION:



                         By:  /s/ Ronald M. DeFeo
                            Name:  Ronald M. DeFeo
                            Title:  President